                                                              Exhibit 10.22









                             PEDIATRIX MEDICAL GROUP

                      AMENDED AND RESTATED CREDIT AGREEMENT



                      Originally Dated as of June 27, 1996
                 As Amended and Restated as of November 1, 2000
                  As Amended and Restated as of August 14, 2001
              As Amended (by Amendment No. 1) as of August 29, 2001
               As Amended (by Amendment No.2) as of June 28, 2002



                                 AMENDMENT NO. 3

                          Dated as of November 22, 2002





                      FLEET NATIONAL BANK, Agent and Lender
          U.S. BANK NATIONAL ASSOCIATION, Syndication Agent and Lender
                  HSBC BANK USA, Documentation Agent and Lender
                        FLEET SECURITIES, INC., Arranger

                              AMENDMENT NUMBER 3 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of November 22, 2002

         This agreement, dated as of November 22, 2002 (this "AMENDMENT"), is among Pediatrix Medical Group, Inc., a Florida corporation, the Material Related Entities of Pediatrix Medical Group, Inc. from time to time party hereto, and the Lenders from time to time party hereto including Fleet National Bank, formerly known as The First National Bank of Boston, both in its capacity as a Lender and in its capacity as an Agent, U.S. Bank National Association, formerly known as Firstar Bank N.A., both in its capacity as a Lender and in its capacity as Syndication Agent, and HSBC Bank USA, both in its capacity as a Lender and in its capacity as Documentation Agent. The parties agree as follows:

         1. CREDIT AGREEMENT; DEFINITIONS.

                  1.1. CREDIT AGREEMENT. This Amendment amends the Credit Agreement originally dated as of June 27, 1996, as amended and restated as of November 1, 2000, as further amended and restated as of August 14, 2001, as amended as of August 29, 2001 and as further amended as of June 28, 2002 among the parties hereto (as in effect prior to giving effect to this Amendment, the "CREDIT AGREEMENT").

                  1.2. DEFINITIONS. Terms used in this Amendment but not defined herein are used as defined in the Credit Agreement.

         2. AMENDMENTS. Effective upon the date hereof, the Credit Agreement is amended as follows:

                  2.1. SECTION 6.10. Section 6.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "6.10. DISTRIBUTIONS. None of the Borrowers shall
                    make any Distribution except the following: (i) Distributions in respect of the redemption of capital stock of the Company from employees of any Borrower; PROVIDED, HOWEVER, that the amount of all such Distributions shall not exceed $500,000 in the aggregate in any fiscal year; (ii) other Distributions in respect of the redemption of capital stock of the Company; PROVIDED, HOWEVER, that the amount of all such Distributions shall not exceed $100,000,000 in the aggregate during the lifetime of this agreement; (iii) Distributions to the Company by its Subsidiaries; (iv) regularly scheduled payments of interest to the holders of the Subordinated Notes in accordance with the terms of such Subordinated Notes; and (v) regularly scheduled payments of interest to the holders of Approved Subordinated Debt or Approved Contingent Debt in accordance with the terms of such Approved Subordinated Debt or Approved Contingent Debt."

         3. REPRESENTATION AND WARRANTY. In order to induce the Agent and the Lenders to enter into this Amendment, each of the Obligors jointly and severally represents and warrants that, after giving effect to this Amendment, no Default exists.

         4. PAYMENT OF AGENT'S LEGAL EXPENSES. Upon or prior to the effectiveness of this Amendment, each of the Borrowers jointly and severally agrees to pay the reasonable legal fees and expenses of the Agent with respect to this Amendment and the transactions contemplated hereby.

         5. MISCELLANEOUS. The Credit Agreement as amended by this Amendment (the "AMENDED CREDIT AGREEMENT") and all of the Credit Documents are each confirmed as being in full force and effect. This Amendment, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Amendment and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Amendment shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

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                                      Amendment No. 3 to Pediatrix Medical Group
                                           Amended and Restated Credit Agreement



         IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment (or caused this Amendment to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first written above.


                            PEDIATRIX MEDICAL GROUP, INC. (Florida)


                            By:  /s/ Karl B. Wagner
                                 ---------------------------------------
                                 Karl B. Wagner, Chief Financial Officer


                            ALASKA NEONATOLOGY ASSOCIATES, INC.
                            AUGUSTA NEONATOLOGY ASSOCIATES, P.C.
                            DES MOINES PERINATAL CENTER, P.C.
                            FOOTHILL MEDICAL GROUP, INC.
                            FORT WORTH NEONATAL ASSOCIATES, P.A.
                            OBSTETRIX MEDICAL GROUP OF CALIFORNIA, A
                            PROFESSIONAL CORPORATION
                            MAGELLA HEALTHCARE GROUP, L.P.
                            MAGELLA MEDICAL ASSOCIATES, P.A.
                            MAGELLA MEDICAL ASSOCIATES OF GEORGIA, P.C.
                            MAGELLA MEDICAL ASSOCIATES MIDWEST, P.C.
                            MAGELLA MEDICAL GROUP, INC. (d/b/a MAGELLA
                                 MEDICAL GROUP, A MEDICAL CORPORATION)
                            MAGELLA NEVADA, LLC
                            MAGELLA TEXAS, LLC
                            MARCIA J. PERNOLL, M.D. PROF. CORP. d/b/a OBSTETRIX
                                 MEDICAL GROUP OF NEVADA, LTD.
                            MOUNTAIN STATES NEONATOLOGY, INC.
                            NEONATAL AND PEDIATRIC INTENSIVE CARE
                                 MEDICAL GROUP, INC.
                            NEONATOLOGY ASSOCIATES, P.A.
                            NEONATOLOGY-CARDIOLOGY ASSOCIATES, P.A.
                            NEWBORN SPECIALISTS, P.C.
                            OBSTETRIX MEDICAL GROUP OF COLORADO, P.C.
                            OBSTETRIX MEDICAL GROUP OF KANSAS AND
                                 MISSOURI, P.A.
                            OBSTETRIX MEDICAL GROUP OF TEXAS, P.A.
                            OZARK NEONATAL ASSOCIATES, INC.


                            By:  /s/ Karl B. Wagner
                                 ---------------------------------------
                                 Karl B. Wagner, Attorney-in-Fact

                                      Amendment No. 3 to Pediatrix Medical Group
                                           Amended and Restated Credit Agreement



                            PEDIATRIX MEDICAL GROUP OF ARKANSAS, P.A.
                            PEDIATRIX MEDICAL GROUP OF CALIFORNIA, A
                                 PROFESSIONAL CORPORATION
                            PEDIATRIX MEDICAL GROUP OF COLORADO, P.C.
                            PEDIATRIX MEDICAL GROUP OF GEORGIA, P.C.
                            PEDIATRIX MEDICAL GROUP OF INDIANA, P.C.
                            PEDIATRIX MEDICAL GROUP OF KANSAS, P.A.
                            PEDIATRIX MEDICAL GROUP OF MISSOURI, P.C.
                            PEDIATRIX MEDICAL GROUP OF OKLAHOMA, P.C.
                            PEDIATRIX MEDICAL GROUP OF PENNSYLVANIA, P.C. PEDIATRIX MEDICAL GROUP OF PUERTO RICO, P.S.C. PEDIATRIX MEDICAL GROUP OF TEXAS, P.A. PEDIATRIX MEDICAL GROUP NEONATOLOGY AND
                                 PEDIATRIC INTENSIVE CARE SPECIALISTS
                                 OF NEW YORK, P.C.
                            PEDIATRIX MEDICAL GROUP
                            PEDIATRIX OF MARYLAND, P.A.
                            PERINATAL PEDIATRICS, P.A.
                            PERNOLL MEDICAL GROUP OF NEVADA, LTD.
                                 d/b/a PEDIATRIX MEDICAL GROUP OF NEVADA
                            SAVANNAH NEONATOLOGY, INC.
                            ST. JOSEPH NEONATOLOGY CONSULTANTS, P.A.
                            TEXAS MATERNAL FETAL MEDICINE, P.A.


                            By:     /s/ Karl B. Wagner
                                    ------------------
                                    Karl B. Wagner, Attorney-in-Fact



                            PEDIATRIX MEDICAL GROUP OF OHIO CORP.


                            By:     /s/ Karl B. Wagner
                                    ------------------------------------
                                    Karl B. Wagner, Secretary

                                      Amendment No. 3 to Pediatrix Medical Group
                                           Amended and Restated Credit Agreement



                            ASSOCIATES IN NEONATOLOGY, INC.
                            BNA ACQUISITION COMPANY, INC.
                            CENTRAL OKLAHOMA NEONATOLOGY
                                 ASSOCIATES, INC.
                            FLORIDA REGIONAL NEONATAL ASSOCIATES, P.A.
                            GNPA ACQUISITION COMPANY, INC.
                            MAGELLA HEALTHCARE CORPORATION
                            MNPC ACQUISITION COMPANY, INC.
                            NACF ACQUISITION COMPANY, INC.
                            NEONATAL SPECIALISTS, LTD.
                            NSPA ACQUISITION COMPANY, INC.
                            OBSTETRIX MEDICAL GROUP OF ARIZONA, P.C.
                            OBSTETRIX MEDICAL GROUP OF DELAWARE, INC.
                            OBSTETRIX MEDICAL GROUP OF PENNSYLVANIA, P.C. OBSTETRIX MEDICAL GROUP OF PHOENIX, P.C. OBSTETRIX MEDICAL GROUP OF
                                 WASHINGTON, INC., P.S.
                            OBSTETRIX MEDICAL GROUP, INC.
                            PALM BEACH NEO ACQUISITIONS, INC.
                            PASCV ACQUISITION COMPANY, INC.
                            PEDIATRIX MEDICAL GROUP OF DELAWARE, INC.
                            PEDIATRIX MEDICAL GROUP OF FLORIDA, INC.
                            PEDIATRIX MEDICAL GROUP OF NEW MEXICO, P.C.
                            PEDIATRIX MEDICAL GROUP OF SOUTH CAROLINA, P.A. PEDIATRIX MEDICAL GROUP OF TENNESSEE, P.C. PEDIATRIX MEDICAL GROUP OF WASHINGTON, INC., P.S. PEDIATRIX MEDICAL GROUP, INC. (Utah)
                            PEDIATRIX MEDICAL GROUP, P.A.
                            PEDIATRIX MEDICAL GROUP, P.C. (Virginia)
                            PEDIATRIX MEDICAL GROUP, P.C. (West Virginia)
                            PMG ACQUISITION CORP.
                            PNA ACQUISITION CO., INC.
                            RPNA ACQUISITION COMPANY, INC.
                            SCPMC ACQUISITION CO.
                            SNCA ACQUISITION COMPANY, INC.


                            By:     /s/ Karl B. Wagner
                                    ------------------------------------
                                    Karl B. Wagner, Treasurer

                                      Amendment No. 3 to Pediatrix Medical Group
                                           Amended and Restated Credit Agreement



                            FLEET NATIONAL BANK


                            By:  /s/ Ginger Stolzenthaler
                                 ---------------------------------------
                                 Ginger Stolzenthaler

                                      Amendment No. 3 to Pediatrix Medical Group
                                           Amended and Restated Credit Agreement



                            U.S. BANK NATIONAL ASSOCIATION


                            By:     /s/ Walker S. Choppin
                                    ----------------------------------------
                                    Walker S. Choppin, Senior Vice President

                                      Amendment No. 3 to Pediatrix Medical Group
                                           Amended and Restated Credit Agreement



                            HSBC BANK USA


                            By:     /s/ Christopher Harrocks
                                    ------------------------------------
                                    Christopher Harrocks, Vice President

                                      Amendment No. 3 to Pediatrix Medical Group
                                           Amended and Restated Credit Agreement



                            UBS AG, STAMFORD BRANCH


                            By:     /s/ Wilfred V. Saint
                                    ------------------------------------
                                    Wilfred V. Saint, Associate Director
                                    Banking Products Services, US



                            By:     /s/ Susan Brunner
                                    ------------------------------------
                                    Susan Brunner, Associate Director
                                    Banking Products Services, US

                                      Amendment No. 3 to Pediatrix Medical Group
                                           Amended and Restated Credit Agreement



                            THE INTERNATIONAL BANK OF MIAMI, N.A.


                            By:     /s/ Eduardo Hornero
                                    ------------------------------------
                                    Eduardo Hornero, Vice President



                            By:     /s/ Jorge Maklouf
                                    ------------------------------------
                                    Jorge Maklouf, Senior Vice President